EXHIBIT 23.2
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           Consent of Independent Registered Public Accounting Firm
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We hereby consent to the incorporation by reference in this Registration
Statement of our report dated March 16, 2006, relating to the consolidated financial statements of L-1 Identity Solutions, Inc. (formerly Viisage Technology, Inc.) (the "Company") appearing in the Company's Annual Report on Form 10-K for the year ended December 31, 2006.


/s/ BDO Seidman, LLP

Boston, Massachusetts
May 17, 2007